Semi-Annual                                                     Neuberger Berman
Report
June 30, 2001






                                Neuberger Berman
                                Advisers
                                Management
                                Trust





                                Growth
                                Portfolio















B0732  08/01

Growth Portfolio    Managers' Commentary


For the six months ended June 30, 2001, the portfolio provided a (18.75%) return, compared to a (12.96%) return for the Russell Midcap Growth Index, in one of the most challenging investment environments we have faced. The economy fell faster and farther than anticipated while intense pricing competition translated into shrinking profit margins and slowing earnings for companies in a wide variety of industries. According to Thomson Financial/First Call, which monitors corporate earnings and estimates, more than 800 companies (approximately 13.5% of its universe) warned that first quarter earnings would not meet consensus expectations. Thomson Financial/First Call is projecting a modest decrease in warnings about second quarter earnings, but expects the final tally to be near the record established in the first quarter.

In view of these statistics, we are proud of our stock picking record, with 90% of our portfolio holdings meeting or exceeding consensus first quarter earnings estimates. This is below our 95%-plus success rate in recent years, but still an impressive showing in this troubled economy. Slowing corporate earnings, however, had more of a negative impact on performance. For comparison's sake, in the third quarter 2000, the earnings growth rate of holdings in the portfolio approximated 60%. At the end of first quarter 2001, it was around 35% and we believe it may drop to around 20% in the second quarter. Slower earnings growth has resulted in lower valuations and disappointing returns.

Of course, performance is always a function of what you did not do as well as what you did. What we did not do was invest in slower growth companies with more predictable earnings trading at what we viewed as inflated valuations. These stocks did quite well in first half 2001, as investors gravitated to the growth tortoises. If the economy recovers in the year ahead, we believe investors will once again favor faster growth companies. Although the tortoise beats the hare in the popular fable, we expect reasonably valued stocks that consistently grow earnings faster than the competition will win the race.

Technology continued to be the most troublesome sector for growth investors. We had some difficulties, most notably in the communications technology sector where demand slumped badly as promising new communications companies began running into serious financial difficulty. Several of our communications technology holdings reported extremely disappointing earnings and true to our sell discipline, these stocks were eliminated from the portfolio. But, many technology holdings that met earnings expectations also tumbled as investors dumped most anything with a tech label. There was simply no winning in this "damned if you do and double damned if you don't" environment for tech stocks.

Power generating companies, which have been among the portfolio's best performing investments in recent years, disappointed in the first half of 2001. These companies continued to report attractive earnings gains that met or exceeded earnings forecasts. However, there was some question whether several of our portfolio companies would get paid by the financially troubled California utilities, as well as fear that rigid price controls would be put in place in California and perhaps elsewhere. As we write, power generating companies are being paid in full by California utilities and it appears free-market pricing will remain the standard in the industry. With demand for electricity soaring and power generating capacity still constrained, we expect power companies earnings to continue growing at attractive rates.

We have made a modest strategic adjustment to the portfolio, bringing sector weightings more in line with the benchmark index. This is not a defensive posture. It is simply a reflection of our conviction that in this environment, stock selection is more critical to success than over- or under-weighting market sectors.

Looking ahead, there is good reason to be optimistic about the economy and the market. The Federal Reserve is determined to reinvigorate the economy and we believe recently released economic data indicates that six Fed rate cuts totaling 275 basis points are beginning to work their magic. Judging from strong, albeit short-

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


lived, market rallies in January and again in April/early May, investors are intellectually (if not emotionally) disposed to look past weak short-term earnings to a profit recovery in the year ahead. It is worth noting that our portfolio performed quite well during these rallies. If the economy continues to show signs of life and corporate earnings begin stabilizing, the market could take off. Currently, based on the PEG ratio (price/earnings multiple divided by earnings growth rate)--now approximately 1.1 for the Russell Midcap Growth Index compared to 1.6 for the S&P 500--mid-cap stocks are very attractively priced. This may translate into superior performance relative to large cap stocks during the next sustained market advance.

In closing, Federal Reserve easing usually has been an effective stimulant for the economy. In the past, the stock market has anticipated economic and corporate profit recoveries well in advance of confirming data. Finally, companies that have consistently delivered on their earnings promise have been rewarded in the stock market. If repeats itself, we can expect much better days ahead.

Sincerely,

                               /s/ Jennifer Silver
                                 /s/ Brooke Cobb

                        Jennifer Silver and Brooke Cobb,
                              Portfolio Co-Managers


(1) (37.18%), 10.67%, and 11.37% were the average annual total returns for the 1-, 5-, and 10-year periods ended June 30, 2001. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.

The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

(C)2001 Neuberger Berman Management Inc., distributor. All rights reserved.

Schedule of Investments   Growth Portfolio
------------------------------------------

Number of Shares                                                   Market Value+
--------------------------------------------------------------------------------
Common Stocks (95.9%)
Business Services-- IT Business Services (7.5%)
   78,200  Amdocs Ltd.                                             $ 4,211,070*
  152,900  Concord EFS                                               7,952,329*
   72,100  Macrovision Corp.                                         4,938,850*
  111,600  SEI Investments                                           5,289,840
  239,200  SunGard Data Systems                                      7,178,392*
   88,200  TMP Worldwide                                             5,292,000*
                                                                   -----------
                                                                    34,862,481
                                                                   -----------
Communications Equipment (2.7%)
  100,800  Comverse Technology                                       5,755,680*
  195,975  Openwave Systems                                          6,800,332*
                                                                   -----------
                                                                    12,556,012
                                                                   -----------
Computer Related (0.7%)
  145,500  Symbol Technologies                                       3,230,100
                                                                   -----------
Computers & Systems (2.4%)
  207,800  Flextronics International                                 5,425,658*
  246,550  Sanmina Corp.                                             5,771,736*
                                                                   -----------
                                                                    11,197,394
                                                                   -----------
Consumer Cyclical-- Leisure & Consumer Service (3.2%)
  102,500  Apollo Group                                              4,351,125*
   63,200  Four Seasons Hotels                                       3,498,120
   88,750  Harley-Davidson                                           4,178,350
   46,200  International Game Technology                             2,899,050*
                                                                   -----------
                                                                    14,926,645
                                                                   -----------
Consumer Staples (0.7%)
   75,000  Jones Apparel Group                                       3,240,000*

Electrical (2.9%)
  124,000  Broadcom Corp.                                            5,302,240*
   83,200  ONI Systems                                               2,321,280*
  139,100  Xilinx Inc.                                               5,736,484*
                                                                   -----------
                                                                    13,360,004
                                                                   -----------
Energy (9.5%)
  163,750  Calpine Corp.                                             6,189,750*
  132,600  Capstone Turbine                                          2,929,134*
   24,900  Dynegy Inc.                                               1,157,850
   87,800  EOG Resources                                             3,121,290
  363,800  Orion Power Holdings                                      8,662,078*
   66,800  Reliant Resources                                         1,649,960*
  340,700  Rowan Cos.                                                7,529,470*
  172,800  Talisman Energy                                           6,581,952
  129,425  Weatherford International                                 6,212,400
                                                                   -----------
                                                                    44,033,884
                                                                   -----------
Finance (5.4%)
  106,300  Affiliated Managers Group                                 6,537,450*
  105,300  Countrywide Credit Industries                             4,831,164
   98,300  Legg Mason                                                4,891,408
   56,500  Providian Financial                                       3,344,800
   71,800  T. Rowe Price Group                                       2,684,602
   82,600  Waddell & Reed Financial                                  2,622,550
                                                                   -----------
                                                                    24,911,974
                                                                   -----------
Food & Beverage (1.4%)
  166,100  Pepsi Bottling Group                                      6,660,610
                                                                   -----------

Health Care (24.0%)
   36,800  Andrx Group                                               2,833,600*
  160,000  Express Scripts                                           8,804,800*
  140,900  Forest Laboratories                                      10,003,900*
  143,200  Genzyme Corp.                                             8,735,200*
  382,500  HEALTHSOUTH Corp.                                         6,108,525*
   91,650  Human Genome Sciences                                     5,521,913*
  165,550  IDEC Pharmaceuticals                                     11,206,079*
  152,500  ImClone Systems                                           8,052,000*
  173,900  IMS Health                                                4,956,150
  220,500  IVAX Corp.                                                8,599,500*
   71,200  Laboratory Corporation of America Holdings                5,475,280*
  151,700  MedImmune, Inc.                                           7,160,240*
  181,900  Millennium Pharmaceuticals                                6,472,002*
  138,000  Quest Diagnostics                                        10,329,300*
   73,100  Shire Pharmaceuticals Group ADR                           4,057,050*
   72,500  Universal Health Services Class B                         3,298,750*
                                                                   -----------
                                                                   111,614,289
                                                                   -----------
Instruments (1.1%)
  233,300 Thermo Electron                                            5,137,266*
                                                                   -----------

Insurance (1.7%)
   96,200  XL Capital                                                7,898,020
                                                                   -----------

Internet (1.7%)
  200,175  Intuit Inc.                                               8,004,998*
                                                                   -----------

Media (4.9%)
  294,900  Charter Communications                                    6,885,915*
  135,850  Univision Communications                                  5,811,663*
  269,625  Westwood One                                              9,935,681*
                                                                   -----------
                                                                    22,633,259
                                                                   -----------
Oil & Gas (0.8%)
  257,250  XTO Energy                                                3,691,538
                                                                   -----------

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


Schedule of Investments   Growth Portfolio cont'd
-------------------------------------------------


Number of Shares                                                   Market Value+
--------------------------------------------------------------------------------

Retail (6.0%)
  160,600  Abercrombie & Fitch                                    $  7,146,700*
   87,000  Best Buy                                                  5,526,240*
  139,500  Starbucks Corp.                                           3,208,500*
  154,700  Talbots, Inc.                                             6,768,125
  202,600  Toys "R" Us                                               5,014,350*
                                                                   -----------
                                                                    27,663,915
                                                                   -----------
Semiconductors (6.2%)
  324,225  Intersil Corp.                                           11,801,790*
  112,200  KLA-Tencor                                                6,560,334*
   99,000  Linear Technology                                         4,377,780
  107,100  Novellus Systems                                          6,082,209*
                                                                   -----------
                                                                    28,822,113
                                                                   -----------
Software (10.5%)
   96,900  Adobe Systems                                             4,554,300
  104,175  BEA Systems                                               3,199,214*
  213,600  Citrix Systems                                            7,454,640*
   33,300  Electronic Arts                                           1,928,070*
  187,400  Interwoven, Inc.                                          3,167,060*
  109,025  Mercury Interactive                                       6,530,597*
  142,450  Micromuse Inc.                                            3,987,176*
  264,000  Peregrine Systems                                         7,656,000*
  298,800  Rational Software                                         8,381,340*
  131,600  TIBCO Software                                            1,680,532*
                                                                   -----------
                                                                    48,538,929
                                                                   -----------
Technology (1.5%)
  318,400  Cadence Design Systems                                    5,931,792*
   33,100  Teradyne, Inc.                                            1,095,610*
                                                                   -----------
                                                                     7,027,402
                                                                   -----------
Telecommunications (1.1%)
  210,000  Sonus Networks                                            4,905,600*
                                                                   -----------

Total Common Stocks
(Cost $414,249,944)                                                444,916,433
                                                                   -----------



Principal Amount                                                   Market Value+
--------------------------------------------------------------------------------

Corporate Commercial Paper (1.5%)
$ 7,000,000  Ford Motor Credit Co., 3.76%, due 7/5/01
               (Cost $6,997,076)                                  $  6,997,076#
                                                                  ------------

Repurchase Agreements (2.5%)
 11,715,000  State Street Bank and Trust Co. Repurchase
               Agreement, 4.06%, due 7/2/01, dated 6/29/01,
               Maturity Value $11,718,964, Collateralized by
               $11,880,000 Fannie Mae, Medium-Term Notes,
               6.25%, due 11/20/01 (Collateral Value
               $12,066,754)
               (Cost $11,715,000)                                   11,715,000#
                                                                  ------------
Short-Term Investments (10.7%)
 49,698,908    N&B Securities Lending Quality Fund, LLC
                 (Cost $49,698,908)                                 49,698,908#
                                                                  ------------

Total Investments (110.6%)
(Cost $482,660,928)                                                513,327,417##
Liabilities, less cash, receivables and other assets
  [(10.6%)]                                                        (49,249,917)
                                                                  ------------
Total Net Assets (100.0%)                                         $464,077,500
                                                                  ------------





See Notes to Schedule of Investments

Notes to Schedule of Investments   Growth Portfolio
---------------------------------------------------

+ Investment securities of the Fund are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#   At cost, which approximates market value.

## At June 30, 2001, the cost of investments for U.S. Federal income tax purposes was $482,660,928. Gross unrealized appreciation of investments was $68,471,499 and gross unrealized depreciation of investments was $37,805,010, resulting in net unrealized appreciation of $30,666,489, based on cost for U.S. Federal income tax purposes.

* Non-income producing security.







See Notes to Financial Statements

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


Statement of Assets and Liabilities
-----------------------------------

Neuberger Berman Advisers Management Trust                               Growth
                                                                       Portfolio
--------------------------------------------------------------------------------

Assets

  Investments in securities, at market value* (Note A) -
    see Schedule of Investments                                    $513,327,417
  Cash                                                                      340
  Dividends and interest receivable                                      39,016
  Receivable for securities sold                                      5,140,211
  Receivable for Fund shares sold                                     3,248,094
  Prepaid expenses and other assets                                     373,025
                                                                   ------------
                                                                    522,128,103

Liabilities

  Payable for collateral on securities loaned (Note A)               49,698,908
  Payable for securities purchased                                    7,353,869
  Payable for Fund shares redeemed                                      173,348
  Payable to investment manager (Note B)                                199,030
  Payable to administrator (Note B)                                     110,523
  Accrued expenses and other payables                                   514,925
                                                                   ------------
                                                                     58,050,603

Net Assets at value:                                               $464,077,500

Net Assets consist of:
  Paid-in capital                                                  $609,698,654
  Undistributed net investment income (loss)                         (1,290,376)
  Accumulated net realized gains (losses) on investments           (174,997,267)
  Net unrealized appreciation (depreciation) in value
    of investments                                                   30,666,489

Net Assets at value                                                $464,077,500

Shares Outstanding ($.001 par value; unlimited shares authorized)    34,529,068
Net Asset Value, offering and redemption price per share           $      13.44
*Cost of investments                                               $482,660,928






See Notes to Financial Statements

                                      NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
                              FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)


Statement of Operations
-----------------------


Neuberger Berman Advisers Management Trust                                Growth
                                                                       Portfolio
--------------------------------------------------------------------------------
Investment Income

Income:

Interest income                                                      $  695,826
Dividend income                                                         277,149
Foreign taxes withheld (Note A)                                          (5,443)
                                                                     ----------
Total income                                                            967,532

Expenses:

Investment management fee (Note B)                                    1,334,008
Administration fee (Note B)                                             744,617
Auditing fees                                                            16,797
Custodian fees (Note B)                                                  87,555
Insurance expense                                                         8,373
Legal fees                                                               11,287
Shareholder reports                                                       6,860
Trustees' fees and expenses                                              30,081
Miscellaneous                                                            18,667
                                                                     ----------
Total expenses                                                        2,258,245


Expenses reduced by custodian fee expense offset
   arrangement (Note B)                                                    (337)
                                                                     ----------
Total net expenses                                                    2,257,908
                                                                     ----------
Net investment income (loss)                                         (1,290,376)
                                                                     ==========
Realized and Unrealized Gain (Loss) on Investments

Net realized gain (loss) on investment securities sold             (144,856,501)
                                                                  -------------
Change in net unrealized appreciation (depreciation) in value of:
Investment securities (Note A)                                       29,870,612
Net gain (loss) on investments                                     (114,985,889)
                                                                  -------------
Net increase (decrease) in net assets resulting
   from operations                                                $(116,276,265)
                                                                  =============


See Notes to Financial Statements

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)

Statement of Changes in Net Assets
----------------------------------

Neuberger Berman Advisers Management Trust
                                                        Growth Portfolio

                                                     Six Months            Year
                                                          Ended           Ended
                                                       June 30,    December 31,
                                                           2001            2000
                                                    (Unaudited)
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets:
From Operations:

Net investment income (loss)                    $   (1,290,376)   $  (3,868,434)
Net realized gain (loss) on investments           (144,856,501)     202,180,954
Change in net unrealized appreciation
  (depreciation) of investments                     29,870,612     (308,539,442)
Net increase (decrease) in net assets
  resulting from operations                       (116,276,265)    (110,226,922)

Distributions to Shareholders From:
Net realized gain on investments                  (227,568,563)     (65,271,112)

From Fund Share Transactions:

Proceeds from shares sold                          119,545,991      587,733,131
Proceeds from reinvestment of dividends
  and distributions                                227,568,563       65,271,112
Payments for shares redeemed                      (179,839,026)    (569,642,046)
Net increase (decrease) from Fund
  share transactions                               167,275,528       83,362,197
Net Increase (Decrease) in Net Assets             (176,569,300)     (92,135,837)
Net Assets:
Beginning of period                                640,646,800      732,782,637
End of period                                   $  464,077,500    $ 640,646,800
Accumulated undistributed net investment
  income (loss) at end of period                $   (1,290,376)   $           -

Number of Fund Shares:

Sold                                                 7,666,452       14,695,733
Issued on reinvestment of dividends and
  distributions                                     16,659,485        1,473,056
Redeemed                                           (10,701,763)     (14,922,745)
Net increase (decrease) in shares outstanding       13,624,174        1,246,044






See Notes to Financial Statements

Notes to Financial Statements   Growth Portfolio
------------------------------------------------

    NOTE A - Summary Of Significant Accounting Policies:

(1) General: Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

    The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

    Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Growth Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Growth Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Growth Investments.

(2) Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

(3) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(4) Taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

(5) Dividends and distributions to shareholders: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.

    The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)



(6) Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.

(7) Security lending: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. At June 30, 2001, the value of the securities loaned and the value of the collateral were $48,724,394 and $49,698,908, respectively.

(8) Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

(9) Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

(10)Income recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

    NOTE B - Management Fees, Administration Fees, Distribution Arrangements, And Other Transactions With Affiliates: Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.

    The Fund retains Neuberger Berman Management Inc. ("Management") as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.

Notes to Financial Statements   Growth Portfolio cont'd
-------------------------------------------------------

    The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.

    Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.

    Management has contractually undertaken through April 30, 2002 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets. For the six months ended June 30, 2001, no reimbursement to the Fund was required.

    Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

    The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $337.

    NOTE C - Securities Transactions:

    During the six months ended June 30, 2001, there were purchase and sale transactions (excluding short-term securities) of $217,715,113 and $282,699,244, respectively. During the six months ended June 30, 2001, brokerage commissions on securities transactions amounted to $330,828, of which Neuberger received $120,021, and other brokers received $210,807.

    NOTE D - Line Of Credit:

    At June 30, 2001, the Fund was a holder of a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2001.

    NOTE E - Unaudited Financial Information:

    The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST   JUNE 30, 2001 (UNAUDITED)


Financial Highlights   Growth Portfolio+
----------------------------------------
    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.+/+

                                        Six Months Ended
                                                June 30,                Year Ended December 31,
--------------------------------------------------------------------------------------------------------------
                                                    2001      2000      1999      1998      1997      1996
                                             (Unaudited)

Net Asset Value, Beginning of Period             $ 30.65    $ 37.27   $ 26.29   $ 30.54   $ 25.78    $ 25.86
                                                 -------    -------   -------   -------   -------    -------
Income From Investment Operations
Net Investment Income (Loss)                        (.04)      (.17)     (.12)     (.10)     (.03)      (.07)
Net Gains or Losses on Securities
(both realized and unrealized)                     (5.52)     (3.16)    12.51      4.12      7.06       2.34
                                                 -------    -------   -------   -------   -------    -------
Total From Investment Operations                   (5.56)     (3.33)    12.39      4.02      7.03       2.27
                                                 -------    -------   -------   -------   -------    -------
Less Distributions
From Net Investment Income                            --         --        --        --        --       (.01)
From Net Capital Gains                            (11.65)     (3.29)    (1.41)    (8.27)    (2.27)     (2.34)
                                                 -------    -------   -------   -------   -------    -------
Total Distributions                               (11.65)     (3.29)    (1.41)    (8.27)    (2.27)     (2.35)
                                                 -------    -------   -------   -------   -------    -------
Net Asset Value, End of Period                   $ 13.44    $ 30.65   $ 37.27   $ 26.29   $ 30.54    $ 25.78
                                                 -------    -------   -------   -------   -------    -------
Total Return++                                    -18.75%**  -11.66%   +50.40%   +15.53%   +29.01%     +9.14%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)          $ 464.1    $ 640.6   $ 732.8   $ 616.4   $ 583.7    $ 566.4
Ratio of Gross Expenses to Average Net Assets#       .91%*      .90%      .92%      .92%      .90%       .92%
Ratio of Net Expenses to Average Net Assets          .91%*      .90%      .92%      .92%      .90%       .92%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                (.52)%*    (.45)%    (.46)%    (.41)%    (.11)%     (.30)%
Portfolio Turnover Rate                               44%       125%      119%       83%      113%        57%






See Notes to Financial Highlights

Notes to Financial Highlights   Growth Portfolio
------------------------------------------------


+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Growth Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

+/+ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*   Annualized.

**  Not annualized.